UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

_____________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 1, 2021

Salt Blockchain Inc.

(Exact Name of Registrant Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-56283 (Commission File Number)	81-4029835 (I.R.S. Employer Identification No.)

Not Applicable (1)	Not Applicable
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (303) 243-5018

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

(1)	In June 2020, the registrant became a remote-first company and does not maintain a principal executive office.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Item 1.01         Entry Into a Material Definitive Agreement;

On September 1, 2021, Salt Blockchain, Inc. (the “Company”) entered into a sublease agreement (the “Sublease”) with Intrepid Potash, Inc. (“Subtenant”) pursuant to which the Company has subleased the entire premises it had leased from SRI Ten DCC, LLC (“Master Landlord”) under that certain Office Lease dated April 24, 2018 (the “Master Lease”). The subleased premises comprise 25,523 square feet of office space located at 707 17th Street, Suite 4200, Denver, Colorado. The Sublease has a 40-month term, commencing October 1, 2021 and ending January 31, 2025, and the Subtenant will pay base rent commencing March 1, 2022 through the end of the term at the initial rate of $37,221. The Subtenant is also responsible for paying certain operating and tax expenses during the entire term of the Sublease.

The Sublease is subordinate to the Master Lease, and the Subtenant must comply with all applicable terms of the Master Lease, and the Company must comply with all monetary obligations under the Master Lease. The Subtenant must provide a letter of credit to the Master Landlord equal initially to $680,000 and pay a security deposit to the Company of $80,823 to secure its obligations under the Sublease. The Company’s letter of credit issued to the Master Landlord pursuant to the Master Lease will be reduced to $510,000. The Sublease is conditioned on the consent of the Master Landlord to the Sublease and the Master Landlord not exercising certain rights under the Master Lease within 30 days of notice of the Sublease.

The foregoing summary of the Sublease is not complete. Reference is made to the text of the Sublease, attached as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated by reference herein.

Item 9.01         Financial Statements and Exhibits.

(d) Exhibits.

10.1 Sublease between Salt Blockchain, Inc. and Intrepid Potash, Inc. entered into on September 1, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SALT BLOCKCHAIN INC.

September 8, 2021	By:	/s/ Dustin Hull
	Name:	Dustin Hull
	Title:	Chief Financial Officer